ISHOPNOMARKUP.COM, INC.

                             1999 STOCK OPTION PLAN


           1. PURPOSES OF THIS PLAN. The purposes of this 1999 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "non-statutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

           2. DEFINITIONS. As used herein, the following definitions shall apply:

               A. "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

               B. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

               C. "COMMON STOCK" shall mean the $0.001 par value common stock of the Company.

               D. "COMPANY" shall mean shall mean iShopNoMarkup.com, Inc., a Nevada Corporation.

               E. "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of this Plan, if one is appointed, or the Board if no committee is appointed.

               F. "CONSULTANT" shall mean any person who is engaged by the Company or by any Parent or Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who is compensated for services as a director only with the payment of a director's fee by the Company.

               G. "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

               H. "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or by any Parent or Subsidiary. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               I. "INCENTIVE STOCK OPTION" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted an Incentive Stock Option under this Plan.

               J. "NON-EMPLOYEE DIRECTOR" shall mean a director who:

                               (i) Is not currently an officer (as defined in section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or of a Parent or Subsidiary or otherwise currently employed by the Company or by a Parent or Subsidiary.

                               (ii) Does not receive compensation, either directly or indirectly, from the Company or from a Parent or Subsidiary, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to
           Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

                               (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

                     K. "NONSTATUTORY STOCK OPTION" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted a Nonstatutory Stock Option under this Plan. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under this Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under this Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of rant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

               L. "OPTION" shall mean an Incentive Stock Plan, a Nonstatutory Stock Option or both as identified in a written Stock Option Agreement representing such stock option granted pursuant to this Plan.

               M. "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

               N. "OPTIONEE" shall mean an Employee or other person who is granted an Option.

               O. "PARENT" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

               P. "PLAN" shall mean this 1999 Stock Option Plan.

               Q. "SHARE" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of this Plan.

               R. "STOCK OPTION AGREEMENT" shall mean the agreement to be entered into between he Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise prices of each Option granted to such Optionee under such agreement.

               S. "SUBSIDIARY" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

           3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under this Plan is 5,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under this Plan.

           4. ADMINISTRATION OF THIS PLAN.

               A. PROCEDURE. This Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

                   (i) Once appointed, the Committee shall continue to serve
               until otherwise directed by the Board (which for purposes of this paragraph (a)(i) of this Section 4 shall be the Board of Directors of the Company). From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution thereof, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

                   (ii) Members of the Board who are granted, or have been
               granted, Options may vote on any matters affecting the administration of this Plan or the grant of any Options pursuant to this Plan.

               B. POWERS OF THE BOARD. Subject to the provisions of this Plan, the Board shall have the authority, in its discretion:

                   (i) To grant Incentive Stock Options, in accordance with
           Section 422 of the Code, and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under this Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

                   (ii) To determine, upon review of relevant information and in accordance with Section 8(b) of this Plan, the fair market value of the Common Stock;

                   (iii) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of this Plan;

                   (iv) To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

                   (v) To interpret this Plan;

                   (vi) To prescribe, amend and rescind rules and regulations relating to this Plan;

                   (vii) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

                   (viii) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 7 of this Plan;

                   (ix) To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and

                   (x) To make all other determinations deemed necessary or advisable for the administration of this Plan.

               C. EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under this Plan.

           5.        ELIGIBILITY.

               A. PERSONS ELIGIBLE. Options may be granted to any person selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its parent or Subsidiary, shall be treated as an Employee for purposes of this Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

               B. NO EFFECT ON RELATIONSHIP. This Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any with his right or the Company's right to terminate his employment or other relationship at any time.

           6. TERM OF PLAN. This Plan became effective on August 20, 1999. It shall continue in effect until August 19, 2009, unless sooner terminated under
Section 13 of this Plan.

           7. TERM OF OPTION. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock represented more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

           8.        EXERCISE PRICE AND CONSIDERATION.

               A. EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

                   (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

                   (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

               B. DETERMINATION OF FAIR MARKET VALUE. The fair market value per Share on the date of grant shall be determined as follows:

                   (i) If the Commons Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchanges designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such prices is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing prices is so reported;

                   (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the national Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then y the National Quotation Bureau, Inc. on the day the fair market value is determined; or

                   (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

           C. CONSIDERATION AND METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Nevada General Corporation Lay.

9.         EXERCISE OF OPTION.

           A. PROCEDURE FOR EXERCISE: RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of this Plan.

           In the sole discretion of the Board, at the time of the grant of an Option or Subsequent thereto but prior to the exercise of an Option, an Optionee may e provided with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board.

           An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) and this
Section 9(a) of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of this Plan.

           Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Share as to which the Option is exercise.

           B. TERMINATION OF STATUS AS AN EMPLOYEE. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

           C. DISABILITY OF OPTIONEE. In the case of an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event of an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

           D. DEATH OF OPTIONEE. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

                     (i) During the term of the Option if the Optionee was at the time of his death an Employee and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

                     (ii) Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as and Employee, the Option may be exercised, at any time within 12 months following the ate of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise had accrued at the date of termination.

           10. NONTRANSFERABILITY OF OPTIONS. Unless permitted by the Code, the case of an Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

           11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible in shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

           In the event of the proposed dissolution or liquidation of the Company, the Option will terminated immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another entity in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent of subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

           12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

           13.       AMENDMENT AND TERMINATION OF THIS PLAN.

                     A. AMENDMENT AND TERMINATION. The Board may amend or terminate this Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of this Plan;

                         (i) An increase in the number of Shares subject to this Plan above 5,000,000 Shares, other than in connection with an adjustment under Section 11 of this Plan;

                         (ii) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

                         (iii) Any material amendment under this Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under this Plan.

                     B. EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

           14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

           As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

           15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

           16. STOCK OPTION AGREEMENT. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

           17. SHAREHOLDER APPROVAL. Continuance of this Plan shall be subject to approval by the shareholders of the Company on or before August 19, 2000. Such shareholder approval and any shareholder approval required under Section 13 of this Plan, may be obtained at a duly held shareholders meeting if the votes cast of favor of the approval exceed the votes cast opposing the approval, or by unanimous written consent of the shareholders in accordance with the provisions of the Nevada General Corporation Law.

           18. INFORMATION TO OPTIONEE. The company shall proved to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under this Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

           19. GENDER. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

           20. CHOICE OF LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEVADA.

           IN WITNESS WHEREOF, the company has caused its duly authorized officer to exercise this Plan effective as of August 20, 1999.

                                   ISHOPNOMARKUP.COM, INC.,



                                   By: _____________________________________
                                           Anthony Knight, Chairman